UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2014

Banner Corporation

(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue

Walla Walla, Washington 99362

(Address of principal executive offices and zip code)

(509) 527-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On November 5, 2014, Banner Corporation, a Washington corporation (“Banner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SKBHC Holdings LLC, a Delaware limited liability company (“Holdings”), and Starbuck Bancshares, Inc., a Minnesota corporation (“Starbuck”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Starbuck will merge with a subsidiary of Banner (the “Merger”). Immediately following the Merger, Starbuck’s wholly owned subsidiary bank, AmericanWest Bank, a Washington state-chartered commercial bank, will merge with and into Banner’s wholly owned subsidiary bank, Banner Bank, a Washington state-chartered commercial bank (the “Bank Merger”).

Subject to the terms and conditions of the Merger Agreement, the transaction provides for Holdings to receive, in exchange for all of the outstanding shares of Starbuck common stock, $130,000,000 in cash and 13,230,000 shares of (a) Banner common stock and (b) a new class of Banner non-voting common stock that will be authorized prior to the completion of the Merger (such shares, together with such cash amount, the “Merger Consideration”), with the allocation of such shares between common stock and non-voting common stock being determined in the manner specified in the Merger Agreement. At or immediately following the effective time of the Merger, Holdings is required to distribute the Merger Consideration to its members.

The Merger Agreement provides that, upon completion of the Merger, the Banner board of directors will be increased by five directors (the “Holdings Designees”), with three of the vacancies reserved for one representative of each of the three Holdings investors who entered into an Investor Letter Agreement with Banner as described below under “Investor Letter Agreements” and two of the vacancies reserved for independent directors who are currently members of the Holdings board of directors or other mutually agreed persons. The Merger Agreement also provides that, upon completion of the Merger, (i) the Banner Corporate Governance / Nominating Committee will consist of not less than three members and will include at least one Holdings Designees and the same number plus one director from the pre-Merger Banner board of directors, and (ii) the Banner Executive Committee will include two independent directors from among the Holdings Designees.

The Merger Agreement contains customary representations and warranties from Banner, Holdings and Starbuck, and each party has agreed to customary covenants, including, among others, covenants relating to (a) in the case of Holdings and Starbuck, the conduct of their business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, including specific forbearances with respect to their business activities, and (b) in the case of Banner, an obligation to call a meeting of its shareholders to approve an amendment to Banner’s articles of incorporation authorizing the new class of non-voting common stock (the “Amendment”) and the issuance of the shares of Banner common and non-voting common stock as part of the Merger Consideration, and to recommend that its shareholders approve such matters.

The completion of the Merger is subject to customary conditions, including (a) approval by Banner’s shareholders of the Amendment and, as required by the rules of The NASDAQ Stock Market LLC, of the issuance of the shares included in the Merger Consideration, (b) authorization for listing the shares of Banner common stock included in the Merger Consideration on NASDAQ, (c) the receipt of required regulatory approvals for the Merger and the Bank Merger from the Federal Reserve Board, Federal Deposit Insurance Corporation and the Washington State Department of Financial Institutions, and (d) the absence of any laws, injunctions or restraints prohibiting the consummation of the Merger, the Bank Merger or other transactions contemplated by the Merger Agreement. Holdings, as the sole

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stockholder of Starbuck, has executed and delivered to Starbuck a written consent irrevocably approving the Merger and the transactions contemplated thereby.

The Merger Agreement provides certain customary termination rights for both Banner and Starbuck. Upon termination of the Merger Agreement, each party is relieved of its duties and obligations under the Merger Agreement (other than certain limited and customary obligations that survive termination), except that no termination will relieve any party from liability arising from any willful and material breach of the Merger Agreement prior to termination. The Merger is expected to be completed in the second quarter of 2015.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Banner, Holdings, Starbuck, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Banner, Holdings, Starbuck, or their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Banner.

Investor Letter Agreements

In connection with the execution of the Merger Agreement, Banner entered into letter agreements (the “Investor Letter Agreements”) with investment funds affiliated with each of Oaktree Principal Fund V (Delaware), L.P., Friedman Fleischer and Lowe Capital Partners III, L.P. and GS Capital Partners VI Fund, L.P., and certain of their respective affiliates (each, an “Investor”), who in the aggregate own a majority of the outstanding equity interests of Holdings. Based on certain assumptions (including the completion of Banner’s pending acquisition of Siuslaw Financial Group, Inc.), Banner projects that the shares included in the Merger Consideration issued to each Investor will represent approximately 7.8% of the number of outstanding shares of Banner common stock and non-voting common stock.

Pursuant to the Investor Letter Agreements, each Investor agrees, among other things, from and after the closing of the Merger, (a) not to transfer any shares included in the Merger Consideration for 30 days thereafter, subject to certain exceptions, (b) not to transfer any such shares to a person or group who, to the knowledge of such Investor, would beneficially own 8% or more of the outstanding Banner common stock following such transfer, subject to certain exceptions, (c) not to acquire beneficial ownership of Banner stock if, after such acquisition, such Investor and its affiliates would beneficially own 10% or more of Banner’s common stock, (d) not to directly or indirectly solicit any proxies or seek to advise or influence any person with respect to the voting of any voting securities of Banner, and (e) not to form a “group” with respect to any voting securities of Banner. The restrictions on each Investor remain in effect until such Investor beneficially owns less than 5% of the outstanding shares of Banner common stock and non-voting common stock, excluding the dilutive effect of primary issuances of Banner common stock or non-voting common stock (or securities convertible or exchangeable therefor).

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Banner has also granted the Investors (and has agreed to offer other Holdings’ members) certain registration rights with respect to the shares of Banner common stock included in the Merger Consideration, including the right to effect up to a specified number of underwritten offerings (no more than three of which may be a marketed underwritten offering), demand rights and piggy-back registration rights, subject to certain exceptions and limitations.

As noted above under “Agreement and Plan of Merger,” each of the Investors shall have the right to designate one individual for appointment to the board of directors of Banner. Each such designee must be reasonably acceptable to the Board of Directors of Banner and meet certain other qualifications. Each Investor’s right to designate a board member shall commence at the effective time of the Merger and remain in effect until such Investor’s holdings of Banner common stock represent less than five percent of the outstanding shares of Banner common stock and non-voting common stock, excluding the dilutive effect of primary issuances of Banner common stock or non-voting common stock (or securities convertible or exchangeable therefor).

The foregoing description of the Investor Letter Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

As described in Item 1.01 of this Form 8-K, which is hereby incorporated by reference, pursuant to the Merger Agreement, Banner has agreed, subject to the terms and conditions of the Merger Agreement, to issue 13,230,000 shares of common stock and non-voting common stock as part of the Merger Consideration. The issuance of such shares at the effective time of the Merger will be a private transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “may,” “shall,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “forecast,” “initiative,” “objective,” “goal,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” or the negative of any of those words or phrases or similar expressions are intended to identify “forward-looking statements” within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this release other than historical facts constitute forward-looking statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the proposed business combination of Banner and Starbuck might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite

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shareholder and regulatory approvals for the transactions might not be obtained; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions; (4) results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) the ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; (13) the costs, effects and outcomes of litigation; (14) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (15) changes in accounting principles, policies or guidelines; (16) future acquisitions by Banner or Starbuck of other depository institutions or lines of business; (17) Banner’s pending acquisition of Siuslaw Financial Group, Inc. or Starbuck’s pending acquisition of Greater Sacramento Bancorp may fail to be consummated; and (18) future goodwill impairment due to changes in Banner’s business, changes in market conditions, or other factors.

Banner does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made except where expressly required by law.

Additional Information

This communication is being made in respect of the proposed business combination involving Banner and Starbuck. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Banner will file a proxy statement on Schedule 14A with the SEC in connection with the proposed transaction, which will be sent to the Banner shareholders. Shareholders are advised to read the proxy statement when it becomes available because it will contain important information about Banner, Holdings, Starbuck and the proposed transaction. Banner also plans to file other documents with the SEC regarding the proposed transaction with Starbuck and the pending proposed merger transaction with Siuslaw Financial Group, Inc. When filed, this document and other documents relating to the proposed transactions can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Banner’s website at http://www.Bannerbank.com/AboutUs/InvestorRelations/SecuritiesandExchangeCommission(SEC)Filings/Pages/default.aspx. Alternatively, these documents, when available, can be obtained free of charge from Banner upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636.

Banner and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Banner shareholders in connection with the proposed transaction. Information about Banner and its directors and executive officers may be found in the definitive proxy statement of Banner relating to its 2014 Annual Meeting of Stockholders filed with the SEC by Banner on March 24, 2014. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

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Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

2.1*	Agreement and Plan of Merger dated as of November 5, 2014 by and between SKBHC Holdings LLC, Starbuck Bancshares, Inc. and Banner Corporation.
10.1*	Investor Letter Agreement dated as of November 5, 2014 by and between Banner Corporation, and Oaktree Principal Fund V (Delaware), L.P. and certain of its affiliates
10.2*	Investor Letter Agreement dated as of November 5, 2014 by and between Banner Corporation, and Friedman Fleischer and Lowe Capital Partners III, L.P. and certain of its affiliates
10.3*	Investor Letter Agreement dated as of November 5, 2014 by and between Banner Corporation, and GS Capital Partners VI Fund, L.P. and certain of its affiliates
*	Certain exhibits and schedules to the Merger Agreement and the Investor Letter Agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Banner agrees to furnish a copy of any omitted schedule and/or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Banner CORPORATION

Date: November 12, 2014	By: /s/ Lloyd W. Baker
Lloyd W. Baker Executive Vice President and Chief Financial Officer

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